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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2013

STREAM GLOBAL SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33739 (Commission File Number)	26-0420454 (IRS Employer Identification No.)

3285 Northwood Circle, Eagan, Minnesota (Address of Principal Executive Offices)	55121 (Zip Code)

Registrant's telephone number, including area code (651) 288-2979

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

         In March 2013, Stream Global Services, Inc. (the "Company") issued $30 million aggregate principal amount of 11.25% senior secured notes due 2014 (the "Notes"). In connection with the issuance of the Notes, the Company and certain subsidiaries of the Company (the "Note Guarantors") entered into an exchange and registration rights agreement, dated March 13, 2013, with the initial purchasers of the Notes. Under the terms of the exchange and registration rights agreement, the Company and the Note Guarantors agreed, subject to certain conditions, to use commercially reasonable efforts to consummate an offer to exchange the Notes for equivalent registered notes on or prior to 135 days after the closing of the Notes offering (the "exchange offer"). The Company currently expects to file a registration statement on Form S-4 (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") to effect the exchange offer. The rules of the SEC require that the financial statements included or incorporated by reference in the prospectus that is part of the Registration Statement reflect any subsequent changes in accounting principles or presentation that are being applied retrospectively. While the Company has previously filed financial statements reflecting all such subsequent changes in accounting principles for the fiscal years ended December 31, 2012 and 2011, included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the "2012 Form 10-K"), its financial statements for the fiscal year ended December 31, 2010, which were not required to be included in the 2012 Form 10-K, do not yet reflect certain subsequent changes in accounting principles. Effective January 1, 2013, the Company became a non-accelerated filer and is required to provide balance sheets as of the two most recent fiscal years and statements of operations, statements of comprehensive income (loss), statements of stockholders' equity and statements of cash flows for the three most recent fiscal years. The purpose of this Current Report is to file updated financial statements to comply with the rules of the SEC for non-accelerated filers and to reflect new accounting principles that became effective January 1, 2012 for the fiscal year ended December 31, 2010.

         Specifically, the consolidated financial statements for the fiscal year ended December 31, 2010, as originally filed with the Company's Annual Reports on Form 10-K for the fiscal years ended December 31, 2011 and 2010, did not reflect the application of the presentation of comprehensive income (loss) as a result of the adoption of the following subsequent changes in accounting standards: Accounting Standards Update (ASU) No. 2011-05 "Comprehensive Income (Topic 220): Presentation of Comprehensive Income" and ASU No. 2011-12 "Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05." As such, the Company is revising its financial statements included in the 2012 Form 10-K in order to provide statements of operations, statements of comprehensive income (loss), statements of stockholders' equity and statements of cash flows for the fiscal year ended December 31, 2010 reflecting retrospectively these changes in accounting principles or basis of presentation. Except as related to the matters discussed above, the consolidated financial statements have not been updated to reflect other subsequent transactions or events from those disclosures contained in the 2012 Form 10-K. Accordingly, for a discussion of events subsequent to the filing of the 2012 Form 10-K, please refer to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 and Current Reports on Form 8-K dated February 19, 2013, March 12, 2013, March 13, 2013 and April 16, 2013. The updated financial statements are attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

  (d)
  Exhibits

         The following exhibits are furnished herewith:

Exhibit No.	Description
99.1	Financial statements of Stream Global Services, Inc. and its subsidiaries as of December 31, 2012 and 2011, and for each fiscal year in the three-year period ended December 31, 2012
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Label Linkbase Document
101.PRE	XBRL Taxonomy Presentation Linkbase Document

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2013	STREAM GLOBAL SERVICES, INC.
	By:	/s/ Matthew A. Ebert
		Name:	Matthew A. Ebert
		Title:	General Counsel and Secretary

 EXHIBIT INDEX

Exhibit No.	Description
99.1	Financial statements of Stream Global Services, Inc. and its subsidiaries as of December 31, 2012 and 2011, and for each fiscal year in the three-year period ended December 31, 2012
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Label Linkbase Document
101.PRE	XBRL Taxonomy Presentation Linkbase Document

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  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX